                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant  /X/
    Filed by a party other than the Registrant  / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         GATEWAY ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                    [LOGO]

                           GATEWAY ENERGY CORPORATION


                                                                   July 28, 1997


Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Gateway Energy Corporation to be held at the Hotel Sofitel, 425 N. Sam Houston Pkwy. E., Houston, Texas on September 4, 1997, at 10:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the meeting.

     During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                                 Sincerely,


                                                 /s/ L. J. Horbach
                                                 -------------------------
                                                 L. J. Horbach
                                                 CHAIRMAN OF THE BOARD,
                                                 PRESIDENT AND CHIEF
                                                 EXECUTIVE OFFICER

                           GATEWAY ENERGY CORPORATION
                          10842 OLD MILL ROAD, SUITE 5
                              OMAHA, NEBRASKA 68154
                               __________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                SEPTEMBER 4, 1997

To the Stockholders of Gateway Energy Corporation:

     The Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") will be held at the Hotel Sofitel, 425 N. Sam Houston Pkwy. E., Houston, Texas on September 4, 1997, at 10:00 a.m. local time for the following purposes:

     1. To elect a Board of Directors to serve until the next annual meeting of stockholders.

     2. To ratify the appointment of Grant Thornton LLP as independent public accountants.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.


     Stockholders of record at the close of business on July 15, 1997, the Record Date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold and whether or not you are personally able to attend. Accordingly, please sign the enclosed proxy and return it as soon as possible in the enclosed envelope provided for your convenience.

                                   By Order of the Board of Directors


                                   /s/ Donald L. Anderson
                                   ----------------------------------
                                   Donald L. Anderson
                                   SECRETARY

Omaha, Nebraska
July 28, 1997

                           GATEWAY ENERGY CORPORATION
                          10842 OLD MILL ROAD, SUITE 5
                              OMAHA, NEBRASKA 68154
                               __________________

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                SEPTEMBER 4, 1997
                                 _______________

                               GENERAL INFORMATION

     This Proxy Statement is furnished to the holders of the Common Stock, $.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on September 4, 1997, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on August 4, 1997.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

     Stockholders of record at the close of business on July 15, 1997, are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 14,338,500 shares of Common Stock.

     Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the annual meeting may revoke any proxy previously granted and vote in person.

     All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of the seven directors named elsewhere in the Proxy Statement and in favor of each other proposal set forth in the Notice of Annual Meeting. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares outstanding for purposes of the meeting. Also broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions. If any other business is brought before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment and discretion of the persons voting them.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. There are no persons who are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting stock.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Following is a list of the names and ages of the seven nominees, four of whom are presently serving as Directors. Included is the past five-year business history of each Director nominee and any public company directorships held by such persons, the year in which each became a Director of the Company and the number and percentage of outstanding shares of Common Stock of the Company beneficially owned by each as of June 30, 1997.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE SEVEN NOMINEES LISTED BELOW.

                                                                         Director    No. of
     Name               Age         Employment History                     Since     Shares     %
     ----               ---         ------------------                   --------    ------    ---
Larry J. Horbach         56   President and CEO since June                 1990      24,605    .17%
                              1990. Owner of L. J. Horbach &
                              Associates; Director of Regency
                              Affiliates, Inc.

Charles A. Holtgraves    32   Secretary from June 1988 to 1995;            1988      138,075   .96%
                              Treasurer from 1988 to 1994; Vice
                              President of First Mortgage
                              Investment Co.

Donald L. Anderson       65   Vice President since 1992; Secretary         1993      89,092    .62%
                              in 1996; for past five years, has
                              served as a private consultant to
                              investment banking community.

John B. Ewing  75             In-house counsel for Company from            1988      22,835    .16%
                              June 1988 to 1995.  He has been in
                              private practice for the past five years.

Nicholas J. Pilger       61   Registered representative of the                       69,797    .49%
                              National Association of Securities
                              Dealers and has represented emerging
                              corporations in the securities markets
                              for the last five years.

Abe Yeddis               80   President and CEO of Promotional                       62,004    .43%
                              Headwear Int'l since 1970; President
                              of Advanced Project Financing; Director
                              NT Realty Company.

                                                                         Director    No. of
     Name               Age         Employment History                     Since     Shares     %
     ----               ---         ------------------                   --------    ------    ---
Michael T. Fadden        56   President of Abtech Resources, Inc.                    None       -
                              since September 1993.*   Executive
                              Vice President of American Oil and Gas
                              Corporation from January 1990 to
                              August 1993.

* Abtech Resources, Inc. is currently providing management consulting services to the Company. See "Certain Relationships and Related Transactions"

     The above, as a group (7 persons) own 303,198 shares or 2.1% of the outstanding common shares.

         ADDITIONAL INFORMATION CONCERNING BOARD OF DIRECTORS

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company is managed under the direction of the Board of Directors. There were six meetings in the fiscal year ending February 28, 1997. There were also three occasions in which matters were decided using a Consent of Directors. During the last fiscal year, all directors attended all of the meetings of the Board of Directors. The Board of Directors has established an Audit Committee, a Compensation Committee and a Stock Option Committee. Presently the Board of Directors does not have a Nominating Committee.

AUDIT COMMITTEE

     This committee reviews the independent audit of the Company and meets with independent auditors as necessary to discuss matters pertaining to the audit and any other matters which the Audit Committee or the auditors may wish to discuss. Messrs, Holtgraves and Ewing comprise the Audit Committee. The committee met two times during the fiscal year ending February 28, 1997.

COMPENSATION COMMITTEE

     This committee recommends to the Board of Directors compensation for the executive officers for each upcoming year. The committee consists of Messrs. Holtgraves and Ewing. The committee met two times during the fiscal year ending February 28, 1997.

STOCK OPTION COMMITTEE

     This committee administers the Incentive and Non-Qualified Stock Option Plan and approves the issuance of stock options and stock appreciation rights in accordance with the plan. Mr. Holtgraves is currently the only member of the Stock Option Committee; the Company will appoint additional members after the election of directors.

COMPENSATION OF NON-MANAGEMENT DIRECTORS

     Non-management members of the Board of Directors currently receive $500 per day for attending regular board and committee meetings. All directors are reimbursed for reasonable travel and lodging expenses incurred while attending Board of Directors or Committee meetings.

                LIST OF CURRENT EXECUTIVE OFFICERS OF THE COMPANY

     The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.


       Name              Age   Position and Principal Occupation for last five years           Officer Since
      -----              ---   -----------------------------------------------------           -------------
Larry J. Horbach         56   President and CEO since June 1990.  Owner of                          1990
                              L. J. Horbach & Associates; Director of Regency
                              Affiliates, Inc., Templeton Savings Bank, and
                              Seilon Capital Corporation.

Neil A. Fortkamp         51   Executive Vice President, Treasurer and CFO January                   1994
                              1996 to present; Vice President, Treasurer and CFO
                              January 1994 to January 1996; previously President
                              of Data Duplicating Corporation from August 1991 to
                              December 1993.

Donald L. Anderson       65   Vice President since 1992 and Secretary since July 1996.              1992
                              Previously, a private consultant to the investment
                              banking community for the past five years.

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. Individual executive officer compensation for the fiscal year ending February 28, 1997, includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) savings plan. As of February 28, 1997 the Company had no bonus or long-term incentive programs in effect and no bonuses were payable for the year ended. The following Summary Compensation Table includes compensation paid in cash:


                                                                               Long-Term
                                                                             Compensation
                                                                         Securities Underlying
Name and Principal Position        Year      Salary    Other     Bonus     Options/SARs (#)
---------------------------        ----      ------    -----     -------   ---------------------
Larry J. Horbach                   1995      $ 95,933  $11,300   $     0         7,000 (2)
President and CEO                  1996       108,137   11,400    10,600              0
                                   1997       110,800   14,200         0              0

Neil A. Fortkamp                   1995        66,667    5,500         0         6,500 (1)(2)
Executive Vice President,          1996        76,250    8,700     8,000              0
Treasurer and CFO                  1997        82,500    8,700         0              0

Donald L. Anderson                 1997       48,000(3)      0         0              0
Vice President and Secretary


(1) As part of 1995 compensation, Mr. Fortkamp received warrants to purchase 500 shares of common stock exercisable at $1.19 per share through February 28, 2000.

(2) On December 1, 1994, Messrs. Horbach and Fortkamp were granted incentive stock options coupled with tandem stock appreciation rights under the Company's 1994 Incentive and Nonqualified Stock Option Plan. Messrs. Horbach and Fortkamp were granted options and tandem stock appreciation rights on 7,000 shares and 6,000 shares, respectively, each at an exercise price of $6.25 per share. The options vest at the rate of 50% per year commencing December 1, 1994. Under the stock appreciation rights, holders may exercise such SARs for cash, Common Stock or any combination thereof in an amount equal to the difference between the market price of the Company's Common Stock on the date of exercise and the option price at the date of grant.

(3) Mr. Anderson was named Secretary in July 1996 and became a salaried officer at that time. Mr. Anderson has a four-year employment agreement with the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR. The Company made no grants of stock options or stock appreciation rights during the year ended February 28, 1997.

AGGREGATE OPTION/SARS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES. No executive officers exercised options during the fiscal year ended February 28, 1997. The following table sets forth the year-end value of unexercised options/SARs for officers of the Company.


                          Number of Securities
                          underlying unexercised       Value of unexercised
                               options/SARs          in-the-money options.SARs
                            at year-end: (#)              at year-end: ($)
     Name               exercisable/unexercisable     exercisable/unexercisable (1)
--------------------    -------------------------     -----------------------------

Larry J. Horbach                 7,000/0                       0/0
Neil A. Fortkamp (2)             6,500/0                       0/0


     (1) As of February 28, 1997, the fair market value of the Company's Common Stock is less than the exercise price of the exercisable stock options and warrants.

     (2) Includes warrants to purchase 500 shares of Company Common Stock as described in Footnote 1 to the Summary Compensation Table.

LONG-TERM INCENTIVE PLAN. The Company currently does not have any long-term incentive plans for any of its executive officers.

EMPLOYMENT CONTRACT. The Company has an employment agreement with Mr. Donald L. Anderson which expires July 1, 2000. Mr. Anderson is to receive $6,000 per month for the term of the agreement. In the event employment is terminated as a result of death or permanent disability or because of a sale or change in control of the Company, Mr. Anderson or his estate shall be entitled to all remaining salary under the agreement reduced to present value at a discount rate of 8%. Mr. Anderson has the right to participate in group insurance, retirement plans or other benefit programs established by the Company. The agreement provides that Mr. Anderson may perform the services specified in the agreement in Palm Desert, CA unless otherwise agreed to by both parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In fiscal year 1992, the Company entered into an agreement with Pipeline Capital, Inc. ("PCI") (which was subsequently amended several times) whereby PCI, through a sponsorship arrangement, was to raise up to $50,000,000 for the Company over five years of which $20,291,000 was raised. Donald L. Anderson was a shareholder of PCI and had a one-third interest in the capital and in all profits and losses of PCI.

The parties had several ongoing disagreements regarding the proper interpretation of various sections of the agreement. In an attempt to settle these, the parties terminated all prior agreements and entered into a Settlement and Purchase Agreement ("Agreement") effective May 6, 1996. In summary, the Agreement provided for the following:

     - The Company issued to PCI, one share of non-voting Series O Preferred Stock and which had no dividend rights. Upon the following described events, the following payments were to be made to PCI: (i) PCI was entitled to receive 10% of the consideration paid in the event of a merger of the Company, the sale of all, or substantially all of its assets or the sale or exchange of a majority or more of the outstanding Common Stocks; (ii) in the event of liquidation and dissolution of the Company, after payment of all debts senior to Series O, PCI was to receive a payment equal to 10% of the remaining assets of the Company; (iii) if neither event above occurred by July 1, 2000, PCI was to receive an amount equal to 10% of the fair market value appraisal of the Company, said appraisal to be done by an investment banking or appraisal firm.

     - The Company repurchased the 56.3 shares of Series C Preferred Stock owned by PCI, representing its right to receive the above referenced payments for $480,000 represented by a promissory note requiring payments of $10,000 per month commencing July 1, 1996 and ending June 1, 2000.

     - PCI executed a promissory note in the amount of $278,728 plus interest at 7% representing all advances to PCI to the date of the Agreement. All principal and interest on this note was to be offset against the amounts which were payable to PCI upon a payment event described above.

     - In the event the Company pays less than $5,000 on any monthly payment under the $480,000 promissory note described above, and has failed to pay any remaining amount within thirty (30) days, PCI may accelerate all remaining amounts under the note.

     - The Company entered into the Employment Agreement with Donald L. Anderson as described above.

In the Recapitalization, PCI exchanged its one share of Series O Preferred Stock for 213,977 shares which represented 10% of the fully diluted shares outstanding at the time the Information Statements were first mailed to Stockholders. The $480,000 promissory note remains a legal obligation of the Company and the Company continues to pay $10,000 per month to PCI as provided in the note. As part of the Recapitalization, the Company canceled the $278,728 promissory note from PCI.

The following table sets forth the cash payments, excluding amounts with respect to the 10% net operating income and stock issued to PCI during the periods indicated:


                       2/28/95               2/29/96             2/28/97
                       -------               -------             -------
     Cash             $630,000            $231,400            $167,500
     Common Stock       19,600 Shares        4,800  Shares       9,000 Shares

On March 17, 1997, the Company entered into a Memorandum of Understanding ("Memorandum") with Abtech Resources, Inc. ("Abtech"). Mr. Fadden, a director nominee, is an officer and owner of Abtech. The Memorandum provides for, among other things, Abtech, through the services of Mr. Fadden, to provide operating management and other services to Gateway on an interim basis for a fee of $6,875 per month. The Memorandum also provides that Mr. Fadden will become an officer of Gateway at a salary of $10,000 per month upon an acceptable resolution of management, operation, and ownership issues with respect to certain joint ventures.

As an inducement for Mr. Fadden to undertake and fulfill the responsibilities of the Memorandum, Gateway issued warrants directly to Mr. Fadden to purchase 50,000 shares of Common Stock, exercisable at any time for ten years from date of issue at an exercise price of $1.19 per share, the quoted market price of the common stock on the date of the issue of the warrant. Further, Gateway will issue warrants or options in an amount equal to 1.5% of the fully diluted common shares, including the 50,000 shares originally issued, at the time Mr. Fadden becomes an officer of the Company. Such warrants will also be exercisable for a ten year period at an exercise price equal to the quoted market price on the date of issue or grant.

OTHER TRANSACTIONS

In 1997, in connection with the sale of Castex Energy, Inc. ("CEI") and closing of the Gateway Pipeline Company Houston office, the Company cancelled notes payable to officers and directors of those entities which were issued in connection with the acquisition of CEI, certain producing properties and furniture and fixtures.

In May 1996, Mr. Horbach advanced the Company $35,000 for working capital purposes which was repaid in December 1996. In August 1996, Mr. Horbach advanced $50,000 for working capital. This advance was subsequently repaid in October 1996. Mr. Horbach is currently a personal guarantor of up to $75,000 on an operating line of credit with a major bank.

During fiscal 1997, the Company paid Donald L. Anderson $6,400 as fees for administrative services performed in connection with the private placement of the Company's securities.

                                   PROPOSAL 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has appointed Grant Thornton LLP, independent public accountants, to examine the financial statements of Gateway Energy Corporation for the year ending February 28, 1998, and to perform other audit and accounting related activities as may be requested from time to time by management or the Board of Directors.

     The Board has directed that the appointment of Grant Thornton LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

     The Board of Directors recommends a vote FOR the approval of the appointment of Grant Thornton LLP as independent accountants.

                                 OTHER BUSINESS

     Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual

Meeting, it is intended that the person named in accompanying proxy will vote pursuant to the proxy in accordance with their best judgment on such matters.

                                  ANNUAL REPORT

     The Company's Annual Report, including the Form 10-KSB for the year ended February 28, 1997, is being mailed to all stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended February 28, 1997, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, 10842 Old Mill Road, Suite 5, Omaha, Nebraska 68154.

               COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

     Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16 (a) forms they file.

                         STOCKHOLDER PROPOSALS FOR 1998

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the Securities and Exchange Commission. Proposals to be considered for inclusion in the Proxy Statement for the 1998 Annual Meeting must be received by the Company not later than February 15, 1998. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 10842 Old Mill Road, Suite 5, Omaha, Nebraska 68154.

     REGARDLESS OF THE NUMBER OF SHARES YOU OWN, IT IS IMPORTANT THAT THEY BE REPRESENTED AT THE ANNUAL MEETING. YOU ARE RESPECTFULLY REQUESTED TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE.

                                          By Order of the Board of Director



                                          /s/ Donald L. Anderson
                                          ---------------------------------
                                               Donald L. Anderson
                                                    SECRETARY

                         GATEWAY ENERGY CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 4, 1997

     The undersigned hereby constitutes and appoints Larry J. Horbach and Donald L. Anderson, or either of them, with full power to act alone, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the annual meeting of Stockholders of Gateway Energy Corporation, to be held at the Hotel Sofitel, 425 N. Sam Houston Pkwy East, Houston, TX on the 4th day of September, 1997 at 10:00 a.m., or any adjournments as indicated on the reverse.

                     (TO BE SIGNED ON REVERSE SIDE)

    PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE!

/X/ Please mark your
    votes as in this
    example.


 1. Election of Directors. Nominees: Larry J. Horbach, Donald L. Anderson, Charles A. Holtgraves, John B. Ewing, Nicholas J. Pilger, Abe Yeddis and Michael T. Fadden.

               FOR                WITHHOLD

              /  /                  /  /

        TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.


       ---------------------------------------------------------------


 2. APPROVE ratification of the appointment of Grant Thornton LLP as Independent Pubic Accountants.

               FOR                AGAINST           ABSTAIN

              /  /                 /  /               /  /


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE SELECTION OF ALL NOMINEES FOR DIRECTOR AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.


SIGNATURE(S): __________________________________________________


DATE: _______________________________________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN-CONSERVATOR, GIVE FULL TITLE. ALL JOINT TENANTS MUST SIGN.